Employee Benefit Plan, Statement of Net Asset Available for Benefit (Statement) - EBP940479804061 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
EBP, Statement of Net Asset Available for Benefit [Line Items]
EBP, Investment, Fair Value	$ 664,967	$ 621,504
EBP, Employer Contribution, Receivable	8,279	8,310
EBP, Note Receivable from Participant	3,290	3,408
EBP, Net Asset Available for Benefit	$ 676,536	$ 633,222